SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 29, 2001

LECSTAR CORPORATION

____________________________________________

 (Exact name of registrant as specified in its charter)

Texas	33-95796	76-0406417
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4501 Circle 75 Parkway, Building D-4210 Atlanta, Georgia 30339-3025

________________________________________________

(Address of principal executive offices)

Registrant's telephone number, including area code: (404) 659-9500

Item 1.  Change of Control.

On September 29, 2001, LecStar Corporation (“LecStar”) entered into an Exchange Agreement by and among LecStar and certain investors named therein whereby such investors exchanged certain LecStar preferred stock and certain debt issued by LecStar for common stock of LecStar (“Common Stock”).  This exchange of LecStar preferred stock and certain debt issued by LecStar for Common Stock resulted in the issuance of 77,726,078 shares of restricted Common Stock.  Sherman LLC was issued 48,716,835 shares pursuant to the Exchange Agreement, becoming a 43.7% holder of the Common Stock currently outstanding.  Before the execution of the Exchange Agreement, Dominion Capital Fund Limited was LecStar’s single largest shareholder, being the beneficial owner of 6,767,009 shares of Common Stock. Such ownership represented approximately 20.1% of the then-outstanding Common Stock of LecStar.  As of the date of this Current Report on Form 8-K there are 111,434,818 outstanding shares of Common Stock.

For complete information regarding the consideration for the Common Stock issued, as well as other matters, reference is made to the Exchange Agreement, which is filed as Exhibit 4.1 to this Current Report on Form 8-K and the contents of such Exhibit are incorporated herein by reference.

Item 7.  Financial Statements and Exhibits.

(c)  Exhibits.

4.1          Exchange Agreement dated September 29, 2001, by and among LecStar Corporation and certain investors named therein.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LECSTAR CORPORATION

/s/ W. Dale Smith

W. Dale Smith

President

Date: October 12, 2001

EXHIBIT INDEX

Exhibit No.

Description

4.1

Exchange Agreement dated September 29, 2001, by and among LecStar Corporation and certain investors named therein.

                                                                 Exhibit 4.1

EXCHANGE AGREEMENT

This Exchange Agreement (this “Agreement”) is entered into as of September 29, 2001 (the “Effective Date”), by and among LecStar Corporation, a Texas corporation (the “Corporation”), and those investors listed on the signature pages hereto (each an “Investor” and collectively the “Investors”).

RECITALS

WHEREAS, the Corporation, on May 19, 1997, filed with the Texas Secretary of State a resolution (the “Resolution”) establishing the Series D Convertible Preferred Stock, $1.00 par value per share (the “Series D Preferred Stock”);

WHEREAS, Section 4 of the Resolution provides that each holder of the Series D Preferred Stock (a “Series D Holder” and collectively the “Series D Holders”) may, at its option, convert its Series D Preferred Stock into shares of common stock of the Corporation, par value $.01 per share (the “Shares” or the “Common Stock”);

WHEREAS, Exhibit A attached hereto sets forth (i) the names of each Series D Holder wishing to convert its shares of Series D Preferred Stock into Common Stock; (ii) the number of Series D Preferred Stock beneficially owned by each Investor; and (iii) the date on which the Investor proffered its election notice to the Corporation regarding such conversion;

WHEREAS, the Corporation and the Series D Holders wish to convert the Investors’ Series D Preferred Stock, including all dividends accrued unpaid as of the Effective Date the “Accrued Dividends”), which schedule of Accrued Dividends is set forth as Exhibit B, attached hereto;

WHEREAS, the Corporation and Sherman LLC (“Sherman”) entered into a 24% $3.5 million Credit Agreement (the “Credit Agreement”) on January 25, 2001, pursuant to which the Corporation has borrowed an aggregate principal amount of $ 4.95 million, plus accrued interest, and $3.5 million of which debt the Corporation and Sherman now wish to convert into shares of Common Stock;

WHEREAS, the Corporation, on May 10, 2001, executed a convertible promissory note, payable on demand, as maker and in favor of Sherman, in an aggregate principal amount of $300,000 and bearing a fixed interest rate of twenty-four percent (24%) per annum (the “$300,000 Note”), which debt, plus accrued interest, the Corporation and Sherman now wish to convert into shares of Common Stock;

WHEREAS, the Corporation, on May 30, 2001, borrowed $250,000 from Sherman pursuant to an oral obligation to pay (the “$250,000 Note”), but on substantially the same terms as the Credit Agreement, which debt, plus accrued interest, the Corporation hereby formally acknowledges and which the Corporation and Sherman now wish to convert into shares of Common Stock;

WHEREAS, the Corporation, on October 12, 2000, executed a promissory note, payable June 30, 2001, as maker and in favor of Sherman, in an aggregate principal amount of $580,000 and bearing a fixed interest rate of nine percent (9%) per annum (the “$580,000 Note”), which principal amount remains outstanding and which debt, plus accrued interest, the Corporation and Sherman now wish to convert into shares of Common Stock;

WHEREAS, the Corporation, on May 12, 2000, executed a promissory note, payable December 31, 2000, as maker and in favor of Bonham Drive LLC, in an aggregate principal amount of $50,000 and bearing a fixed interest rate of seven percent (7%) per annum (the “Bonham Note”), which principal amount remains outstanding and which debt, plus accrued interest, the Corporation and Bonham now wish to convert into shares of Common Stock;

WHEREAS, the Corporation, on January 25, 2001, executed a secured convertible debenture in favor of Sherman, in an aggregate principal amount of $4,353,652 and bearing a fixed interest rate of six percent (6%) per annum (the “6% Debenture”);

WHEREAS, (i) the Corporation amended and restated the 6% Debenture by its execution of a secured convertible debenture in favor of Sherman, in an aggregate principal amount of $2,800,000 and bearing a fixed interest rate of eight percent (8%) per annum (the “8% Debenture”); (ii) the Corporation’s intent upon execution of the 8% Debenture was to convert the remaining $1,553,652 of the 6% Debenture, plus accrued interest (the “6% Debenture Balance”), into shares of Common Stock; and (iii) the Corporation and Sherman now wish to convert the 8% Debenture, plus accrued interest, and the 6% Debenture Balance into shares of Common Stock (the Credit Agreement, $300,000 Note, $250,000 Note, $580,000 Note, Bonham Note, 8% Debenture and the 6% Debenture Balance being the Corporation’s “Debt Instruments”); and

WHEREAS, the Corporation wishes to exchange (i) all of each Series D Holder’s outstanding shares of Series D Preferred Stock, plus Accrued Dividends, and (ii) each of the Debt Instruments, plus interest (except as to the portion of the Credit Agreement that will remain outstanding, as described herein), for newly-issued shares of Common Stock (the shares of Common Stock being exchanged therefore being the “Exchange Shares”), upon the terms and subject to the conditions set forth in this Agreement.

The Corporation and the Investors, intending to be legally bound, agree as follows:

ARTICLE I
THE EXCHANGE

1.1.

The Exchange.  Subject to the terms and conditions of this Agreement, (i) each Series D Holder shall assign, transfer and deliver to the Corporation certificates representing all of their Series D Preferred Stock, (ii) each Debt Instrument holder shall deliver the applicable Debt Instrument and, simultaneously, (iii) the Corporation shall issue and deliver, to each Investor in exchange for the Series D Preferred Stock or the Debt Instrument, as the case may be, the number of Shares set forth in Section 1.3 below.

1.2.

Adjustments; Series D Interest Included.  The numbers of shares of Series D Preferred Stock set forth in Section 1.3 reflect adjustments for the Corporation’s antecedent stock splits, reverse stock splits, dividends and recapitalizations.  The Series D Holders also acknowledge and agree that the number of Shares issuable to the Series D Holders also reflects conversion of all Accrued Dividends.

1.3.

Consideration.  As the consideration for the Shares issued pursuant to this Agreement, the Investors shall deliver to the Corporation the following on or before the Effective Date:

(a)

in exchange for 48,716,835 Shares, Sherman shall (a) deliver the Credit Agreement; the $300,000 Note; the $580,000 Note and the 8% Debenture, and (b) acknowledge satisfaction, pursuant to Sections 4.2 and 4.3 below, of the $250,000 Note and the 6% Debenture balance;

(b)

in exchange for 30,306 Shares, Bonham shall deliver the Bonham Note;

(c)

in exchange for 14,623,069 Shares, Sovereign Partners, L.P. (“Sovereign”) shall deliver certificates representing 4,284.375 shares of Series D Preferred Stock;

(d)

in exchange for 5,057,385 Shares, Atlantis Capital Fund Limited  (“Atlantis”) shall deliver certificates representing 1,481.750 shares of Series D Preferred Stock;

(e)

in exchange for 6,112,806 Shares, Dominion Capital Fund Limited (“Dominion”) shall deliver certificates representing 1790.975 shares of Series D Preferred Stock;

(f)

in exchange for 1,223,490 Shares, GPS American Fund, Ltd. shall deliver certificates representing 355.55 shares of Series D Preferred Stock;

(g)

in exchange for 1,218,140 Shares, Atlas Capital Fund, Ltd. shall deliver certificates representing 353.875 shares of Series D Preferred Stock; and

(h)

in exchange for 344,047 Shares, Cache Capital (USA) L.P. shall deliver certificates representing 101.275 shares of Series D Preferred Stock.

1.4.

Delivery Obligations.  Contemporaneously with the execution of this Agreement:

(a)

The Corporation shall deliver to the Investors:

(i)

common stock certificates evidencing the issuance of Shares pursuant to the terms hereof.

(b)

The Investors shall deliver to the Corporation:

(i)

the Debt Instruments and Series D Preferred Stock certificates set forth above owned by the Investor, duly endorsed (or accompanied by duly executed stock powers), for transfer to the Corporation.

ARTICLE II
THE CORPORATION’S REPRESENTATIONS AND WARRANTIES

2.1.

Authority. Binding Obligation. The Corporation represents and warrants to the Investors that:

(a)

The Corporation is a corporation duly organized, validly existing and in good standing under the laws of its jurisdiction of incorporation, with full corporate power and authority to execute, deliver and perform this Agreement and to perform its obligations hereunder and the consummate the transactions contemplated herein.

(b)

The execution and delivery by the Corporation of this Agreement and the performance of its obligations contemplated hereby have been duly and validly authorized by all necessary action of the Corporation.

(c)

This Agreement has been duly executed and delivered by a duly authorized officer of the Corporation and constitutes the legal, valid and binding obligation of the Corporation, enforceable against the Corporation in accordance with its terms, except as such enforcement may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting the enforcement of creditors’ rights generally and by general principles of equity (whether applied in a proceeding at law or in equity).

(d)

The Shares to be issued to the Investors will be duly authorized and validly issued, and upon their issuance, will be fully paid and non-assessable.

ARTICLE III
THE INVESTORS’ REPRESENTATIONS AND WARRANTIES

3.1.

Authority. Binding Obligation.  Each Investor hereby represents and warrants, severally and not jointly, as follows:

(a)

The Investor has full legal capacity to execute, deliver and perform this Agreement, to perform its obligations hereunder and to consummate the transactions contemplated herein.

(b)

This Agreement has been duly executed and delivered by the Investor and constitutes the legal, valid and binding obligations of the Investor, enforceable against the Investor in accordance with its terms and conditions, except as such enforcement may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting the enforcement of creditors' rights generally and by general principles of equity (whether applied in a proceeding at law or in equity).

(c)

Each Debt Instrument or Series D Preferred Stock certificate that the Investor is to deliver to the Corporation pursuant to Section 1.3 above is free and clear of all liens, assessments, charges, claims, pledges, security interests and other encumbrances.

3.2.

Securities Matters.  Each Investor hereby additionally represents and warrants, severally and not jointly, as follows:

(a)

The Investor acknowledges that the Shares constitute securities under the Securities Act of 1933, as amended (the “Securities Act”), and applicable state securities laws (collectively, the “Acts”).

(b)

The Investor acknowledges that the Shares have not been registered under the Acts in reliance on available exemptions from the registration requirements thereof.

(c)

The Investor is an “accredited investor,” as such term is defined in Rule 501(a) under the Securities Act.

(d)

The Investor has such knowledge and experience in financial and business matters that the Investor is capable of evaluating the merits and risks of its acquisition of the Shares.

(e)

The Investor has had access to, and an opportunity to inspect, all relevant information relating to the Corporation sufficient to enable the Investor to evaluate the merits and risks of his acquisition of the Shares.  The Investor also has had the opportunity to ask questions and receive answers respecting, and to obtain such additional information as the Investor has desired regarding, the business, financial condition and affairs of the Corporation.

(f)

The Investor’s acquisition of the Shares is for the Investor’s own account, is for investment purposes, and is without a view to, or for offer or sale for the Corporation in connection with, any distribution of the Shares.  The Investor is not participating and does not have a participation in any such distribution or the underwriting of any such distribution.

(g)

The Investor understands that the Shares must be held for an indefinite period of time unless they subsequently are registered under the Acts or exemptions from the registration requirements thereof are available.

(h)

The Investor acknowledges that the following legend shall be placed on all certificates issued representing the Shares, and applicable stop transfer instructions shall be placed in the books of the Corporation regarding the Shares:

THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE BEEN ACQUIRED FOR INVESTMENT AND HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE SECURITIES LAWS OF ANY STATE (THE “ACTS”).  THE SECURITIES MAY NOT BE SOLD, PLEDGED, HYPOTHECATED OR OTHERWISE TRANSFERRED AT ANY TIME WHATSOEVER IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT FOR THE SECURITIES UNDER THE ACTS, OR AN OPINION OF COUNSEL SATISFACTORY TO THE CORPORATION THAT SUCH REGISTRATION IS NOT REQUIRED.

(i)

"Piggyback" Registration.

(1)

Whenever the Corporation proposes to file under the Securities Act a registration statement relating to any of its Common Stock (other than a registration statement on Form S-4 or any successor form for securities to be offered in a transaction of the type referred to in Rule 145 under the Securities Act or required to be filed with respect to employee benefit plans of the Corporation on Form S-8 or any similar form from time to time in effect), the Corporation shall, at least fifteen (15) days prior to such filing date, give written notice of such proposed filing to the registered holders of the Exchange Shares.  Upon receipt by the Corporation not more than ten (10) days after such effective notice of a written request or written requests from one or more of such holders for registration of the Exchange Shares, the Corporation shall (i) include in such registration statement or in a separate registration statement concurrently filed, and shall use its reasonable best efforts to cause such registration statement to become effective with respect to the Exchange Shares as to which such holder or holders request registration and (ii) if such proposed registration is in connection with an underwritten offering of Common Stock, upon request of such holder or holders, use its best efforts to include in such offering the Exchange Shares as to which such holder or holders request such inclusion, on terms and conditions comparable to those of the securities offered on behalf of the Corporation or any shareholder of the Corporation.

(2)

Sovereign, Atlantis, Dominion and Sherman understand and agree that the piggyback registration rights set forth above shall not accrue as to the Exchange Shares described in Section 4.4 until the expiration of the Restricted Period (as defined below).

ARTICLE IV
MISCELLANEOUS AND GENERAL

4.1.

Satisfaction of the Debt Instruments.  By executing this Agreement, each holder of a Debt Instrument hereby acknowledges full satisfaction of the Corporation’s obligations under the such Debt Instruments, and each hereby releases, cancels and discharges the Corporation from any and all obligations or liabilities of any kind or character related to the applicable Debt Instrument, or any renewal or extension thereof; provided, however, that the Corporation acknowledges the continuing debt to Sherman of $1,550,000, which amount remains outstanding under the Credit Agreement.

4.2.

Satisfaction of the Accrued Dividends.  By executing this Agreement, each Series D Holder hereby acknowledges full payment and satisfaction of the Accrued Dividends, and each hereby releases, cancels and discharges the Corporation from any and all obligations or liabilities of any kind or character related to the Accrued Dividends.

4.3.

Waiver of 4.99 Limitations.  Each party hereto agrees to waive any applicable 4.99% limitation, or any such similar limitation, with respect to beneficial ownership under any instrument to which they are a party and which is being converted to Common Stock hereby.

4.4.

Clawback.

(a)

In the event that the Corporation’s Common Stock closing price, as reported on Bloomberg.com, remains at or above $3.00 per Share for fifty (50) consecutive trading days within eighteen (18) months after the Effective Date (the “Restricted Period”), then stock certificates representing 10% of the Shares received by each of the Series D Holders and Sherman pursuant to this Agreement, shall be returned to the Corporation (along with executed stock powers), at no cost to the Corporation.  In the event that the Corporation’s Common Stock closing price, as reported on Bloomberg.com, remains at or above $4.00 per Share for fifty (50) consecutive trading days during the Restricted Period, then stock certificates representing 5% of the Shares received by the Series D Holders and Sherman pursuant to this Agreement shall be returned to the Corporation (along with executed stock powers), at no cost to the Corporation.

(b)

Each of the Series D Holders and Sherman hereby covenant that, during the Restricted Period, they shall not sell, pledge, hypothecate or otherwise transfer the following number of Exchange Shares received by each under this Agreement (such number representing approximately fifteen percent (15%) of the Exchange Shares issued to such party):

Sovereign Partners:

2,193,460 Shares

Atlantis Capital:

758,608 Shares

Dominion Capital:

916,921 Shares

Sherman:

7,307,525 Shares

GPS America:

183,524 Shares

Atlas Capital:

182,721 Shares

Cache Capital:

51,607 Shares

and that certificates representing such Shares shall bear the following restrictive legend during the Restricted Period:

THE SECURITIES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO THE TERMS AND CONDITIONS OF AN EXCHANGE AGREEMENT, DATED AS OF SEPTEMBER 29, 2001, BY AND BETWEEN THE CORPORATION AND CERTAIN INVESTORS.  A COPY OF THE EXCHANGE AGREEMENT IS CONTAINED IN THE RECORDS OF THE CORPORATION AND IS SUBJECT TO INSPECTION BY ANY SHAREHOLDER OF THE CORPORATION.  THE CORPORATION WILL FURNISH A COPY OF THE EXCHANGE AGREEMENT TO THE HOLDER OF THIS CERTIFICATE WITHOUT CHARGE, UPON WRITTEN REQUEST TO THE CORPORATION AT ITS PRINCIPAL PLACE OF BUSINESS OR REGISTERED OFFICE.

(c)

The parties understand and agree that, notwithstanding subsection (b) above, the sale restriction described above shall be inapplicable upon the occurrence of the following events:

(1)

Any “person,” including a “syndication” or “group” (as those terms are used in Section 13(d)(3) of the Securities Exchange Act of 1934), is or becomes the beneficial owner, directly or indirectly, of securities of the Corporation representing 40% or more of the combined voting power of the Corporation’s then outstanding securities that ordinarily possesses the power to vote in the election of the Board of Directors of a corporation without the happening of any precondition or contingency (the “Voting Securities”);

(2)

the Corporation (i) is merged or consolidated with another corporation and, immediately after giving effect to the merger or consolidation, less than 60% of the outstanding Voting Securities of the surviving or resulting entity are then beneficially owned in the aggregate by the stockholders of the Corporation immediately prior to such merger or consolidation or (ii) the Corporation transfers substantially all of its assets to another corporation that is a less than 80% owned subsidiary of the Company; or

(3)

a tender offer is commenced with respect to the Voting Securities.

4.5.

Expenses.  Regardless of whether the transactions contemplated hereby are consummated, each party hereto shall pay its own expenses incident to this Agreement and all action taken in preparation for carrying this Agreement into effect.

4.6.

Notices.  Any notice, request, instruction, correspondence or other document to be given hereunder by either party to the other (collectively, the “Notice”) shall be in writing and delivered in person or by courier service requiring acknowledgment of receipt of delivery or mailed by certified mail, postage prepaid and return receipt requested, or by telecopier, as follows:

If to the Corporation: LecStar Corporation 4501 Circle 75 Parkway Building D-4210 Atlanta, Georgia 30339 Attention: President Fax:(404) 659-4900	If to the Investor: At the address set forth below such Investor’s name in the signature pages.

or to such other persons or addresses as may be designated in writing by the party to receive such notice as provided above.

Notice given by personal delivery, courier service or mail shall be effective upon actual receipt.  Notice given by telecopier shall be confirmed by appropriate answer back and shall be effective upon actual receipt if received during the recipient’s normal business hours, or at the beginning of the recipient’s next business day after receipt if not received during the recipient’s normal business hours.  All Notices by telecopier shall be confirmed promptly after transmission in writing by certified mail or personal delivery.  Any party may change any address to which Notice is to be given to it by giving Notice as provided above of such change of address.

4.7.

Governing Law.  This Agreement shall be governed by and construed and enforced in accordance with the laws of the State of New York (excluding any conflicts-of-law rule or principle that might refer the same to the laws of another jurisdiction), except to the extent that the same are mandatorily subject to the laws of another jurisdiction pursuant to the laws of such other jurisdiction.

4.8.

Entire Agreement; Parties in Interest; Nonreliance.  This Agreement and the documents and instruments and other agreements specifically referred to herein or delivered pursuant hereto, including any exhibits and the schedules hereto, as well as assignments and stock powers delivered herewith (collectively, the “Constituent Documents”) constitute the entire agreement among the parties with respect to the subject matter hereof, and supersede all prior agreements and understandings, both written and oral, among the parties with respect to the subject matter hereof and (b) are not intended to confer upon any other person or entity any rights or remedies hereunder.  Each party to this Agreement agrees that (i) no other party to this Agreement (including its agents and representatives) has made any representation, warranty, covenant or agreement to or with such party relating to this Agreement or the transactions contemplated hereby, other than those expressly set forth in the Constituent Documents, and (ii) such party has not relied upon any representation, warranty, covenant or agreement relating to the transactions contemplated by the Constituent Documents, other than those referred to in clause (i) above.

4.9.

Amendments and Waivers.  No supplement, modification or waiver of this Agreement shall be binding unless executed in writing by the party to be bound thereby.  The failure of a party to exercise any right or remedy shall not be deemed or constitute a waiver of such right or remedy in the future.  No waiver of any of the provisions of this Agreement shall be deemed or shall constitute a waiver of any other provision hereof (regardless of whether similar), nor shall any such waiver constitute a continuing waiver unless otherwise expressly provided.

4.10.

Binding Effect and Assignment.  This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective permitted successors and assigns; but neither this Agreement nor any of the rights, benefits or obligations hereunder shall be assigned, by operation of law or otherwise, by any party hereto without the prior written consent of the other parties.  Any assignment in contravention of the preceding sentence shall be null and void.  Nothing in this Agreement, express or implied, is intended to confer upon any person or entity other than the parties hereto and their respective permitted successors and assigns, any rights, benefits or obligations hereunder.

4.11.

Severability.  If any provision of the Agreement is rendered or declared illegal or unenforceable by reason of any existing or subsequently enacted legislation or by decree of a court of last resort, the Corporation and the Investor shall promptly meet and negotiate substitute provisions for those rendered or declared illegal or unenforceable, but all of the remaining provisions of this Agreement shall remain in full force and effect.

4.12.

Headings.  The headings of the sections herein are inserted for convenience of reference only and are not intended to be a part of or to affect the meaning or interpretation of this Agreement.

4.13.

Execution.  This Agreement may be executed in multiple counterparts each of which shall be deemed an original and all of which shall constitute one instrument.

4.14.

Advice of Counsel.  Each party acknowledges that, in executing this agreement, such party has had the opportunity to seek the advice of independent legal counsel, and has read and understood all of the terms and provisions of this Agreement.  This Agreement shall not be construed against any party by reason of the drafting or preparation thereof.

4.15.

Multiple Counterparts.  This Agreement may be executed in one or more counterparts, each of which shall be deemed an original but all of which together shall constitute one and the same instrument.  The execution of this Agreement may be by actual or facsimile signature, provided however, that original signatures must be provided to the Corporation within five business days from the Effective Date.

[Signature pages follow]

IN WITNESS WHEREOF, this Agreement has been duly executed and delivered by the duly authorized officers of the parties to this Agreement as of the date first written above.

LECSTAR CORPORATION /s/ W. Dale Smith__________________ W. Dale Smith President

INVESTORS: SHERMAN LLC /s/ Arlene DeCastro & Murray Todd___ By: Navigator Management Ltd. Its: Director

SOVEREIGN PARTNERS, L.P. /s/ Stephen M. Hicks By: Southridge Capital Management LLC PG Its: President

DOMINION CAPITAL FUND LIMITED /s/ David Sims David Sims Director

ATLANTIS CAPITAL FUND LIMITED. /s/ Arlene DeCastro & Murray Todd By: Navigator Management Ltd. Its: Director

GPS AMERICAN FUND /s/ Joseph C. Canouse Joseph C. Canouse Investment Manager

ATLAS CAPITAL FUND, LTD. /s/ Joseph C. Canouse Joseph C. Canouse Investment Manager

CACHE CAPITAL (USA) L.P. /s/ Joseph C. Canouse Joseph C. Canouse Investment Manager

BONHAM LLC /s/ Arlene DeCastro & Murray Todd By: Navigator Management Ltd. Its: Director

EXHIBIT A

SELECT HOLDERS OF SERIES D CONVERTIBLE PREFERRED STOCK

NAME	NUMBER OF SHARES	DATE OF NOTICE
Sovereign Partners, L.P.	4,284.375	6/19/01
Atlantis Capital Fund Limited	1,481.750	6/19/01
Dominion Capital Fund, Ltd.	1,790.975	6/19/01
GPS American Fund	355.550	6/19/01
Atlas Capital Fund, Ltd.	353.875	6/19/01
Cache Capital (USA) LP	101.275	6/19/01

EXHIBIT B

THE CORPORATION’S PREVIOUSLY DECLARED AND UNPAID SERIES D PREFERRED STOCK DIVIDENDS

NAME	AMOUNT	COMMON SHARES
Sovereign Partners, L.P.	$786,220	1,871,953
Atlantis Capital Fund Limited	$271,914	647,415
Dominion Capital Fund, Ltd.	$328,660	782,523
GPS American Fund	$ 69,428	165,306
Atlas Capital Fund, Ltd.	$ 69,275	164,941
Cache Capital (USA) LP	$17,906	42,634